Exhibit 10.3

Form of Affiliate Joinder Agreement

THIS JOINDER AGREEMENT (the “Agreement”), dated as of [Insert Date], is among [Insert Name of Affiliate], a [Insert Type of Organization and Jurisdiction of Organization], having its principal place of business at [Insert Address] (“Affiliate”), [Insert Name of Borrower] (“Borrower”) and the Federal Home Loan Bank of Atlanta (“Bank”). The Affiliate wishes to provide security and credit support to the Borrower under the Advances and Security Agreement, dated as of [Insert Date of Agreement], between the Borrower and the Bank (the “Advances and Security Agreement”). The Bank has agreed to accept such security and credit support of Affiliate subject to the terms and conditions of this Agreement. All of the defined terms in the Advances and Security Agreement are incorporated herein by reference.

Accordingly, the Borrower and the Affiliate hereby agree as follows with the Bank:

1.	The Affiliate hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Affiliate shall be deemed to be a party to the Advances and Security Agreement and an “Obligor” as provided therein and shall have all of the obligations of an Obligor thereunder as if it had executed the Advances and Security Agreement originally; provided, however, the Affiliate may not apply to the Bank for direct Advances, Credit Products, Derivative Transactions or Other Products. The Affiliate hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Advances and Security Agreement, including, all of the representations, warranties and affirmative and negative covenants of an Obligor set forth therein.

2.	Without limiting the generality of the foregoing terms of paragraph 1, the Affiliate hereby jointly and severally, together with all other Obligors, guarantees to the Bank the prompt payment and performance of the Liabilities in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof and agrees that if any of such Liabilities are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise), the Affiliate shall, jointly and severally together with all other Obligors, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Liabilities, the same shall be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

3.	As security for all Liabilities, the Affiliate hereby assigns, transfers and pledges to the Bank, and grants to the Bank a security interest in, the following Collateral:

(i) All property assigned, transferred or pledged by the Affiliate to the Bank as collateral securing Liabilities and other obligations of the Obligors as of the date hereof, (ii) all of the Residential First Mortgage Collateral, Commercial Mortgage Collateral, Multifamily Mortgage Collateral, HELOC and Second Mortgage

Collateral, Government and Agency Securities Collateral, Other Securities Collateral, and Other Collateral, now or hereafter owned by the Affiliate, specifically identified on Exhibit “A” attached hereto and incorporated herein, or any substitute Exhibit “A” that may be provided by the Affiliate to the Bank, as Qualifying Collateral and accepted by the Bank after the date hereof, and (iii) all proceeds and products of any items of the Collateral described in clauses (i) and (ii) above.

4.	The Affiliate shall furnish the following to the Bank:

(i) Within 90 days after the end of each fiscal year of the Affiliate, the Affiliate’s audited consolidated and consolidating balance sheet and related statement of operations, shareholders’ equity and cash flows as of the end of and for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by nationally-recognized independent accountants (without qualification or exception) that such financial statements present fairly in all material respects the financial condition and results of operations of the Affiliate in accordance with GAAP.

(ii) Within 45 days after the end of each fiscal quarter of the Affiliate, the Affiliate’s consolidated and consolidating balance sheet and related statement of operations, shareholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods (or, in the case of the balance sheet, as of the end) of the previous fiscal year, all certified by the Affiliate’s chief financial officer as presenting fairly in all material respects the financial condition and results of operations of the Affiliate in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes.

(iii) Together with the audited annual financial statements delivered pursuant to clause (i) above, and together with the quarterly financial statements delivered pursuant to clause (ii) above, the Affiliate shall deliver to the Bank a certificate of its chief financial officer, in form and substance satisfactory to the Bank, (a) stating that such officer has reviewed the relevant terms of the Borrowing Documents, and has made (or caused to be made under such officer’s supervision) a review of the transactions and conditions of the Affiliate from the beginning of the accounting period covered by the income statements being delivered to the date of the certificate, and that such review has not disclosed the existence during such period of any fact, event or circumstance that constitutes an Event of Default or that is then, or with the passage of time or giving of notice or both, could become an Event of Default, and if any such condition or event existed during such period or now exists, specifying the nature and period of existence thereof and what action the Affiliate has taken or proposes to take with respect thereto; and (b) certifying and demonstrating that the Affiliate remains solvent as of the date of such certificate.

(iv) Promptly thereafter, copies of all notices, reports, correspondence and other materials filed by the Affiliate with any governmental authority, and any other information known to the Affiliate which could reasonably be expected to have a Material Adverse Effect on the operations, business, or financial condition of the Affiliate.

5.	Notwithstanding any provision to the contrary contained herein or in the Advances and Security Agreement, to the extent the obligations of the Affiliate shall be adjudicated to be invalid or unenforceable for any reason (including, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of the Affiliate hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, the United States Bankruptcy Code).

6.	The Affiliate agrees that to the extent that any Obligor shall make a payment or a transfer of an interest in any property to the Bank, which payment or transfer or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, or otherwise is avoided, and/or required to be repaid to any Obligor, the estate of any Obligor, a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such avoidance or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.

7.	The liability of the Affiliate hereunder is exclusive and independent of any other security for the Liabilities; a separate action or actions may be brought and prosecuted against the Affiliate whether or not action is brought against any other guarantor or Obligor and whether or not any other guarantor or Obligor is joined in any such action or actions; and the Affiliate’s liability hereunder shall not be affected or impaired by (a) any direction as to application of payment by any Obligor or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Liabilities, or (c) any payment on or reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by any Obligor, or (e) any payment made to the Bank on the Liabilities which the Bank repays to any Obligor pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and the Affiliate waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

8.	The Affiliate authorizes the Bank without consent of the Affiliate or notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) make additional Advances to the Borrower, and enter into agreements for Credit Products and Other Products and Derivative Transactions with the Borrower, (b) change the terms of the Liabilities or any part thereof, solely with the consent of the Borrower, (c) take and hold security from any other guarantor or any other party for the payment of this guaranty or the Liabilities and exchange, enforce waive and release any such security, and apply such security and direct the order or manner of sale thereof as the Bank in its discretion may determine and (d) release or substitute any one or more endorsers, guarantors or Obligors.

9.	It is not necessary for the Bank to inquire into the capacity or powers of any Obligor or the Affiliate or the officers, directors, members, partners or agents acting or purporting to act on its behalf, and any Liabilities made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

10.	The Affiliate waives any right (except as shall be required by applicable statute and cannot be waived) to require the Bank to (i) proceed against any Obligor, any other guarantor or any other party, (ii) proceed against or exhaust any security held from any Obligor, any other guarantor or any other party, or (iii) pursue any other remedy in the Bank’s power whatsoever. The Affiliate waives any defense based on or arising out of any defense of any Obligor, any other guarantor or any other party other than payment in full of the Liabilities, including, any defense based on or arising out of the disability of any Obligor, any other guarantor or any other party, or the unenforceability of the Liabilities or any part thereof from any cause, or the cessation from any cause of the liability of any Obligor other than payment in full of the Liabilities. The Bank may, at its election, foreclose on any security held by the Bank by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Bank may have against any Obligor or any other party, or any security, without affecting or impairing in any way the liability of the Affiliate hereunder except to the extent the Liabilities have been paid. The Affiliate waives any defense arising out of any such election by the Bank, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Affiliate against any Obligor or any other party or any security.

The Affiliate waives all presentments, demands for performance, protests and notices, including, notices of nonperformance, notice of protest, notices of dishonor, notices of acceptance of this guaranty, and notices of the existence, creation or incurring of new or additional Liabilities. The Affiliate assumes all responsibility for being and keeping itself informed of the other Obligors’ financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Liabilities and the nature, scope and extent of the risks which the Affiliate assumes and incurs hereunder, and agrees that the Bank shall not have any duty to advise the Affiliate of information known to it regarding such circumstances or risks.

AFFILIATE HEREBY EXPRESSLY WAIVES AND SURRENDERS ANY DEFENSE TO ITS LIABILITY UNDER THIS AGREEMENT BASED UPON ANY OF THE FOREGOING ACTS, OMISSIONS, AGREEMENTS, WAIVERS OR MATTERS AND EXPRESSLY WAIVES THE BENEFITS OF O.C.G.A. §§10-7-2, 10-7-21, 10-7-22, 10-7-23 AND 10-7-24. IT IS THE PURPOSE AND INTENT OF THIS AGREEMENT THAT THE OBLIGATIONS OF AFFILIATE HEREUNDER SHALL BE ABSOLUTE AND UNCONDITIONAL UNDER ANY AND ALL CIRCUMSTANCES.

The Affiliate hereby agrees it shall not exercise, and irrevocably waives, any rights of subrogation which it may at any time otherwise have as a result of this guaranty (whether contractual, under Section 509 of the United States Bankruptcy Code, or otherwise) to the claims of the Bank against the Obligors or any other guarantor of the Liabilities (collectively, the “Other Parties”) and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Other Party which it may at any time otherwise have as a result of this guaranty. The Affiliate hereby further agrees not to exercise any right to enforce any other remedy which the Bank now has or may hereafter have against any Other Party, any endorser or any other guarantor of all or any part of the Liabilities and any benefit of, and any right to participate in, any security or collateral given to or for the benefit of the Bank to secure payment of the Liabilities.

11.	The Affiliate hereby grants to the Bank a continuing security interest in, and a right of set off against any and all right, title and interest of the Affiliate in and to its Collateral.

12.	The Affiliate acknowledges and confirms that it has received a copy of the Advances and Security Agreement and has reviewed and understands such Advances and Security Agreement.

13.	The Borrower and the Affiliates hereby agree that the Liabilities shall have priority in right and remedy over any indebtedness or other obligations, whenever made and however evidenced, by such Borrower or Affiliate to the Borrower or any other Affiliate (“Intercompany Indebtedness”). The Borrower hereby subordinates the lien securing any Intercompany Indebtedness and any security arrangements with respect to Intercompany Indebtedness to the lien of this agreement securing the Liabilities.

14.	Each Obligor hereby represents and warrants that, as of the date hereof, the date of each Advance, Credit Product, Derivative Transaction or Other Product, and the date of delivery of each collateral report required under Section 3.07(A) of the Advances and Security Agreement:

(i) (a) The Affiliate has received valuable consideration, fair value, fair consideration or reasonably equivalent value for entering into this Agreement and (b) the performance by the Affiliate of its obligations hereunder shall not render the Affiliate insolvent, reduce the Affiliate’s capital to an unreasonably small amount or reduce the Affiliate’s assets to an amount less than that necessary to conduct its business, or cause the Affiliate to have incurred debts (or to have intended to have incurred debts) beyond its ability to pay such debts as they mature.

(ii) Either (a) the Borrower directly owns 100% of the voting and other equity interests in the Affiliate (provided, however, that any such Affiliate which is a real estate investment trust (a “REIT”) may issue preferred equity to employees of the Borrower or such Affiliate in an amount not to exceed that which is necessary to qualify as a REIT under the Internal Revenue Code of 1986, as amended) and each certificate evidencing such voting and other equity interests contain a legend as set forth below prohibiting the transfer thereof in violation of this provision, or (b) the Affiliate directly owns 100% of the voting and other equity interests in the Borrower and each certificate evidencing such voting and other equity interests contain a legend as set forth below prohibiting the transfer thereof in violation of this provision.

Form of Legend:

THE [SHARES] [MEMBERSHIP INTERESTS] [PARTNERSHIP INTERESTS] REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, CONVEYED, PLEDGED OR OTHERWISE TRANSFERRED IN VIOLATION OF SECTION 14(ii) OF THAT CERTAIN JOINDER AGREEMENT DATED AS OF                     ,              AMONG [AFFILIATE], [BORROWER] AND THE FEDERAL HOME LOAN BANK OF ATLANTA, AS THE SAME MAY BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME. ANY PURPORTED SALE, ASSIGNMENT, CONVEYANCE, PLEDGE OR OTHER TRANSFER OF [SHARES] [MEMBERSHIP INTERESTS] [PARTNERSHIP INTERESTS] IN VIOLATION OF SAID AGREEMENT SHALL BE VOID AB INITIO AND OF NO FORCE OR EFFECT.]

(iii) The Affiliate is not liable for Borrowed Money to any Person, except the Bank and the Borrower.

(iv) The Collateral pledged by the Affiliate hereunder was previously owned by the Borrower and was transferred to the Affiliate subject to the pre-existing security interest of the Bank. The Affiliate acknowledges that the consent of the Bank was required prior to such transfer and that in consideration of such consent and in exchange therefor, the Affiliate hereby agrees and confirms that the security and collateral interest of the Bank in the Collateral shall secure all existing and future Liabilities, however and whenever arising.

15.	Until the termination of this Agreement and the indefeasible satisfaction in full of all of the Liabilities:

(i) The Affiliate will not incur or permit to exist any liability for Borrowed Money to any Person, except the Bank and the Borrower.

(ii) The Affiliate will not directly or indirectly: (a) amend, modify or waive any term or provision of its organizational documents, including its articles of incorporation, certificates of designations pertaining to preferred stock, by-laws, partnership agreement or operating agreement unless required by law; (b) enter into any transaction of merger or consolidation; (c) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution); or (d) acquire by purchase or otherwise all or any substantial part of the business or assets of any other Person.

(iii) The Affiliate will not directly or indirectly enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any management, consulting, investment banking, advisory or other similar services) with any affiliate of the Affiliate (other than the Borrower) or with any director, officer or employee of any Obligor, except (a) transactions in the ordinary course of and pursuant to the reasonable requirements of the business of the Affiliate and upon fair and reasonable terms which are no less favorable to the Affiliate than would be obtained in a comparable arm’s length transaction with a Person that is not an affiliate of the Affiliate, and (b) payment of reasonable compensation to directors, officers and employees for services actually rendered to the Affiliate.

16.	The Borrower confirms that all of its obligations under the Advances and Security Agreement are, and upon Affiliate becoming a party to such Advances and Security Agreement, shall continue to be, in full force and effect. The parties hereto confirm and agree that immediately upon Affiliate becoming a party to the Advances and Security Agreement the term “Liabilities,” as used in the Advances and Security Agreement, shall include all obligations of the Affiliate from time to time under the Advances and Security Agreement.

17.	The Affiliate agrees that at any time and from time to time, upon the written request of the Bank, it will execute and deliver such further documents and do such further acts and things as the Bank may reasonably request in order to effect the purposes of this Agreement.

18.	This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

19.	This Agreement shall be governed by and construed and interpreted in accordance with the laws (exclusive of the choice of law provisions) of the State of Georgia.

[Signatures appear on following page.]

IN WITNESS WHEREOF, each of the Borrower, the Affiliate and the Bank has caused this Agreement to be duly executed by its authorized officers, as of the day and year first above written.

[BORROWER]

By:
Name:
Title:

By:
Name:
Title:

[AFFILIATE]

By:
Name:
Title:

By:
Name:
Title:

FEDERAL HOME LOAN BANK OF ATLANTA

By:
Name:
Title:

By:
Name:
Title:

Attach Collateral Description

for Joinder Agreement

as Exhibit “A”

EXHIBIT B

Form of Collateral Pledge Amendment

THIS COLLATERAL PLEDGE AMENDMENT (the “Amendment”), dated as of [Insert Date], is among [Insert Name of Affiliate] (“Affiliate”), [Insert Name of Borrower] (“Borrower” and together with the Affiliate, “Obligors”) and the Federal Home Loan Bank of Atlanta (“Bank”). The Obligors and the Bank wish to amend Section 3.01 of the Advances and Security Agreement, dated as of [Insert Date of Agreement], between the Borrower and the Bank, as amended by a Joinder Agreement, dated as of [Insert Date of Joinder], among the Obligors and the Bank (the “Advances and Security Agreement”). All of the defined terms in the Advances and Security Agreement are incorporated herein by reference.

Accordingly, the Obligors and the Bank hereby agree as follows:

***CHOOSE ONLY ONE OF THE FOLLOWING ALTERNATIVES FOR SECTION 1***

[1.	Section 3.01 of the Advances and Security Agreement is hereby amended as follows:

The Collateral marked below is hereby removed and deleted in its entirety from the pledge of Collateral by the Obligors to the Bank pursuant to Section 3.01(ii) of the Advances and Security Agreement:

		Bank:	Borrower:	Affiliate:
❑	Residential First
	Mortgage	By:	By:	By:
	Collateral	Title:	Title:	Title:

❑	Multifamily
	Mortgage	By:	By:	By:
	Collateral	Title:	Title:	Title:

❑	HELOC and
	Second	By:	By:	By:
	Mortgage	Title:	Title:	Title: ]
Collateral

❑	Commercial
	Mortgage	By:	By:	By:
	Collateral	Title:	Title:	Title:

***OR***

[To the extent that a category has been previously deleted, and the parties now want to grant such a pledge]

[1.	Section 3.01 of the Advances and Security Agreement is hereby amended as follows:

As security for all Liabilities, each Obligor hereby assigns, transfers and pledges to the Bank, and grants to the Bank a security interest in, all of the Collateral marked below:

		Bank:	Borrower:	Affiliate:
❑	Residential First
	Mortgage	By:	By:	By:
	Collateral	Title:	Title:	Title:

❑	Multifamily
	Mortgage	By:	By:	By:
	Collateral	Title:	Title:	Title:

❑	HELOC and
	Second Mortgage	By:	By:	By:
	Collateral	Title:	Title:	Title: ]

❑	Commercial
	Mortgage	By:	By:	By:
	Collateral	Title:	Title:	Title:

Each Obligor acknowledges and agrees that such Collateral will be treated as Collateral for all purposes under the Advances and Security Agreement, and that such Collateral shall be subject to all of the terms and conditions thereof.

2.	The Borrower hereby acknowledges and agrees that, except as expressly provided below, at any time required in the Credit and Collateral Policy, it will assign, transfer and pledge to the Bank, and grant to the Bank a security interest in, all of the Borrower’s Residential First Mortgage Collateral, Multifamily Mortgage Collateral, HELOC and Second Mortgage Collateral, and Commercial Mortgage Collateral. Notwithstanding the previous sentence, the Borrower shall not be required to assign, transfer, pledge to the Bank, or grant to the Bank a security interest in, all of the Borrower’s Residential First Mortgage Collateral, Multifamily Mortgage Collateral, HELOC and Second Mortgage Collateral, and Commercial Mortgage Collateral, so long as, at such time provided in the Credit and Collateral Policy, and at all times thereafter, the Borrower meets each of the following conditions:

•	Total assets of the Borrower exceed $250,000,000,000; and

•	The ratio of Liabilities to total assets of the Borrower does not exceed 10 percent.

3.	This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

4.	This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of Georgia.

[Signatures appear on following page.]

IN WITNESS WHEREOF, each of the Borrower, the Affiliate and the Bank has caused this Amendment to be duly executed by its authorized officers, as of the day and year first above written.

[BORROWER]

By:
Name:
Title:

By:
Name:
Title:

[AFFILIATE]

By:
Name:
Title:

By:
Name:
Title:

FEDERAL HOME LOAN BANK OF ATLANTA

By:
Name:
Title:

By:
Name:
Title: